UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

July 27, 2005

GILEAD SCIENCES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-19731	94-3047598
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 LAKESIDE DRIVE, FOSTER CITY, CALIFORNIA

(Address of principal executive offices)

94404

(Zip Code)

(650) 574-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFD 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item	5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(d) Appointment of a Director

At a meeting held on July 27, 2005, the board of directors of Gilead Sciences, Inc. (the “Company”) elected John F. Cogan, PhD to the board of directors of the Company effective July 27, 2005. Dr. Cogan currently serves as the Leonard and Shirley Ely Senior Fellow at the Hoover Institution, Stanford University, where he has had a continuing appointment since 1980. Dr. Cogan is also a professor of public policy at Stanford and a senior fellow with the Stanford Institute for Economic Policy Research. The Company’s board of directors has appointed Dr. Cogan to the Compensation Committee and Audit Committee.

A copy of the Company’s press release announcing Dr. Cogan’s election to the Company’s board of directors is attached as Exhibit 99.1 to this report.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit Number	Description
99.1	Press Release, issued by Gilead Sciences, Inc. on July 27, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GILEAD SCIENCES, INC.
(Registrant)

/s/ John F. Milligan
John F. Milligan Executive Vice President and Chief Financial Officer

Date: July 28, 2005

Exhibit Index

Exhibit Number	Description
99.1	Press Release, issued by Gilead Sciences, Inc. on July 27, 2005.